Exhibit 10.3

CONFIDENTIAL

MUTUAL RELEASE

This MUTUAL RELEASE (this “Release”) is entered into as of the 16th day of August, 2021, by and among:

(1)	MedMen Enterprises, Inc. (“MedMen”), on behalf of itself and each of its direct and indirect subsidiaries, including MM Can USA, Inc. (“MMCan”) (each, a “Company Party, and collectively, the “Company Parties”);

(2)	Serruya Private Equity, Inc.;

(3)	Gotham Green Partners, LLC (“GGP”);

(4)	the parties identified on the signature pages hereto as the “Existing Holders” (the “Existing Holders”);

(5)	Gotham Green Admin 1, LLC, in its capacity as collateral agent (in such capacity, the “Resigning Collateral Agent”) under that certain Third Amended and Restated Securities Purchase Agreement, dated as of January 11, 2021 (the “3rd A&R SPA”), by and among the Company Parties party thereto, the Existing Holders, and the Resigning Collateral Agent;

(6)	the existing lenders to the Company under that certain Unsecured Promissory Note dated as of July 29, 2021 (the “Unsecured Note”), that are identified on the signature pages hereto as the “Unsecured Noteholders”; and

(7)	certain purchasers of new Class B subordinate voting shares that are backstopping, pursuant that certain Backstop Letter Agreement dated as of the date hereof (the “Backstop Agreement”) a private placement of shares in an aggregate principal amount of $100,000,000.00 and new warrants issued by MedMen pursuant to certain Subscription Agreements, dated as of the date hereof (the “Subscription Agreements”), identified on the signature pages hereto as the “New Equity Investors”;

Each of the parties identified in the foregoing clauses (including, for the avoidance of doubt, the Company Parties) are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

WHEREAS, the Parties have negotiated a series of transactions involving the Company Parties as contemplated by, among other documents, (a) the amendment and restatement of the 3rd A&R SPA as set forth in that certain Fourth Amended and Restated Securities Purchase Agreement, dated as of the date hereof (the “4th A&R SPA”), by and among the Company Parties party thereto, the Existing Holders, and the Resigning Collateral Agent, (b) the Unsecured Notes, (c) the Board Nomination Rights Agreement between the S5 Holdings LLC and the Company and the Board Nomination Rights Agreement between GGP and the Company, (d) the Subscription Agreements, (e) the Backstop Agreement, (f) the Transaction Steps Memorandum by and among the Parties, Tilray Inc., and Superhero Acquisition Corp. (the “Steps Memo”), and (g) all other documents and agreements related to the foregoing (collectively, the “Transaction Documents”, and any and all transactions contemplated therein, the “Transaction”), including the releases set forth herein.

WHEREAS, it is the intention of the Parties that this Release and the other Transaction Documents are executed contemporaneously (or as otherwise indicated in the Transaction Documents), and all conditions precedent to closing the Transaction (as identified in the Transaction Documents) are met, to effectuate the close of the Transaction (the “Closing”) and implement the terms provided for in the Transaction Documents in the order set forth in the Steps Memo.

NOW, THEREFORE, in consideration of the promises contemplated in the Transaction and Transaction Documents, and for other good and valuable consideration, the Parties agree as follows:

1. Release. Each Party, on behalf of itself and its successors, assigns, agents, counsel and other representatives (the “Releasing Parties”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges, in each case in its capacity as such, each other Party and each other Party’s successors and assigns, and its present shareholders, direct and indirect owners, partners, members, managers, consultants, controlled affiliates, subsidiaries, divisions, management companies, managed accounts or funds, predecessors, directors, officers, attorneys, employees, agents, financial advisors and other representatives, and all Persons acting by, through, under, for or in concert with any of them (the “Released Parties”) of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, obligations, responsibilities, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, direct or indirect, known or unknown, contingent or mature, suspected or unsuspected, choate or inchoate, disputed or undisputed, foreseen or unforeseen, in contract or in tort, under statute, in law or in equity, or pursuant to any other theory of law or equity, arising from or related to any actions, transactions, events or omissions at or before the Closing which any Releasing Party may now or hereafter own, hold, have or claim to have against the Released Parties or any of them for or on account of, or in relation to, or in any way in connection with any act or omission with respect to the 3rd A&R SPA (and any predecessor documents thereto) and all Operative Documents (as defined in the 3rd A&R SPA), any collateral security for the Obligations (as defined in the 3rd A&R SPA) and any actions or omissions by the Resigning Collateral Agent in its capacity as Collateral Agent under the Operative Documents, the Transaction Documents, and the Transaction, including the negotiation, formulation, preparation or consummation of the Transaction Documents and Transaction, or any of the transactions contemplated thereunder or related thereto, and any financial accommodations made pursuant to or evidenced by any of the foregoing, in each case taking place at or before the Closing; provided, that (a) no Released Party will be released hereunder for any Claims arising from such Released Party’s own fraud or willful misconduct, (b) nothing in this Section 1 shall be construed to release any Released Party from any obligation, representation, warranty, covenant, or other provision under any Transaction Document to which it is a party that survives the Closing in accordance with the terms of such Transaction Document, including, for the avoidance of doubt and without limitation, the Obligations (as defined in the 4th A&R SPA) of, and any security interest granted by, the Company Parties under the 4th A&R SPA and the other Operative Documents (as defined in the 4th A&R SPA), and (c) nothing in this Section 1 shall be construed to release any Claim that one Company Party has against another Company Party.

2. Effect of Release. Each Releasing Party understands, acknowledges and agrees that the release set forth in this Release may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of the Release. Each Releasing Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the Release.

3. Covenant Not to Sue. Each Releasing Party agrees and covenants not to assert or prosecute, or assist or otherwise aid any other Person in the assertion or prosecution of, any Claims being released pursuant to the release set forth in this Release against any of the Released Parties or to make any claim or assert or prosecute any claim against any person, partnership, corporation or other such entity which might be entitled to claim contribution, indemnity or other relief over or against any Released Parties with respect to any of the matters to which this Release applies; provided, that nothing contained in this Release shall prevent any Releasing Party from providing information that is requested or required pursuant to law, rule, regulation, court order or other similar process (including, without limitation, by oral questions interrogatories, requests for information or documents in legal or regulatory proceedings, subpoena, civil investigative demand or other similar process).

4. No Assignment. Each Releasing Party represents and warrants that they have not assigned or transferred, or purported to assign or transfer, to any person, partnership, corporation or other such entity, any of the Claims being released pursuant to this Release, nor any of the matters above which it agrees herein not to assert or prosecute.

5. Limitations of Release. In entering into this Release, each Releasing Party has consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the Release does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. This Release shall survive the termination of the Transaction Documents. Each Releasing Party acknowledges and agrees that the releases set forth above may not be changed, amended, waived, discharged or terminated orally.

6. Waiver of Statutory Limitations on Release. Except as otherwise set forth herein or as prohibited by law or statute, it is the intention of each Party to extinguish all released Claims and consistent with such intention, each Party hereby expressly waives his, her, or its rights to the fullest extent permitted by law, to any benefits of the provisions of Section 1542 of the California Civil Code or any other similar state law, federal law, or principle of common law, which may have the effect of limiting the releases set forth herein, which reads in full as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.

7. Reservation of Rights. Notwithstanding anything to the contrary set forth herein, each of the Parties hereby expressly reserves all of its defenses to any Claims that may be asserted against any of them by any other Party, including, but not limited to, any defense that this Release releases any such asserted Claim.

8. Assignment; Third Party Beneficiaries. Neither this Release nor any of the rights, interests or obligations under this Release shall be assigned by any Party (whether by operation of law or otherwise) without the prior written consent of the other Parties hereto. Any purported assignment in violation of this Section 8 shall be void ab initio. There are no third party beneficiaries under this Release. Notwithstanding the foregoing, for the avoidance of doubt, the Released Parties may enforce the provisions of this Release, as set forth herein.

9. Entire Agreement. This Release constitutes the entire agreement among the Parties and supersedes all prior agreements, arrangements or understandings, oral or written, among the Parties with respect to the subject matter of this Release, except that the Parties acknowledge that the Transaction Documents shall continue in full force and effect in accordance with their respective terms.

10. Effectiveness; Amendments. This Release(including the releases provided for herein, and the Parties’ respective rights and obligations hereunder) shall become automatically effective (and may be enforced by and against each Party hereto) as of the Closing (the “Effective Time”). No modification, amendment or supplement to, or waiver, forbearance or consent under or with respect to, this Release (including any provision hereof, or any rights or obligations hereunder or arising in connection herewith) shall be effective without the prior written consent of each Party hereto.

11. Severability. If any provision of this Release shall be held by a court of competent jurisdiction to be illegal, invalid, or unenforceable, in whole or in part, the remaining provisions shall remain in full force and effect. Upon any such determination of invalidity, the Parties shall negotiate in good faith to modify this Release so as to effect the original intent of the Parties as closely as possible in a reasonably acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

12. Governing Law; Venue. THIS RELEASE IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Release in the courts of the state and federal courts of the State of New York sitting in New York County (or court of proper appellate jurisdiction) (the “Chosen Court”), and solely in connection with claims arising under this Release: (a) irrevocably submits to the exclusive jurisdiction of the Chosen Court; (b) waives any objection to laying venue in any such action or proceeding in the Chosen Court; and (c) waives any objection that the Chosen Court is an inconvenient forum or does not have jurisdiction over any Party or constitutional authority to finally adjudicate the matter. The Parties hereby waive trial by jury in any action brought on or with respect to this Release, or any other documents executed in connection herewith.

13. Specific Performance. Each Party recognizes and acknowledges that a breach by such Party of any of its covenants or agreements contained in this Release will cause the other Parties to sustain damages for which such other Parties will not have an adequate remedy at law for money damages, and, therefore, such Party agrees that, in the event of any such breach by it, the other Parties shall be able to seek the remedy of specific performance of one or more such breached covenants and agreements and injunctive and certain other equitable relief in addition to any other remedy to which such other Parties is entitled, at law or in equity.

14. No Waiver. The failure of any Party to exercise any right, power, or remedy provided under this Release or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other Party with its obligations hereunder, and any custom or practice of the Parties at variance with the terms hereof, shall not constitute a waiver by such Party of its right to exercise any such or other right, power, or remedy or to demand such compliance.

15. Execution of Release. This Release may be executed and delivered in any number of counterparts and by way of electronic signature and delivery, each such counterpart, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement. Except as expressly provided in this Release, each individual executing this Release on behalf of a Party has been duly authorized and empowered to execute and deliver this Release on behalf of said Party. Notwithstanding anything to the contrary herein, if a person or entity is required to sign this Release pursuant to any of the Transaction Documents and has not executed this Release by the Closing then a Party may take action against such person or entity to seek performance under the applicable Transaction Document(s) for such person or entity to execute this Release; provided that execution of this Release and payment of any costs of such enforcement shall be a complete defense and remedy of any breach of the applicable Transaction Document(s) and such party shall be deemed a Party to this Release as of the Closing.

16. Several, Not Joint, Obligations. The agreements and obligations of each of the Parties under this Release are, in all respects, several and not joint.

17. No-Recourse. Notwithstanding anything that may be expressed or implied in this Release, and notwithstanding the fact that certain of the Parties may be partnerships or limited liability companies, each Party covenants, agrees and acknowledges that no recourse under this Release shall be had against any Party’s affiliates or their respective past, present or future directors, officers, employees, incorporators, members, partners, stockholders, agents, attorneys or representatives (collectively, “Related Parties”), in each case, other than the Parties to this Release and each of their respective successors and permitted assignees under this Release, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties, as such, for any obligation or liability of any Party under this Release or any documents or instruments delivered in connection herewith for any Claim based on, in respect of or by reason of such obligations or liabilities; provided, however, nothing in this Section 17 shall relieve or otherwise limit the liability of any Party or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Release or such other documents or instruments.  For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any Claim under this Release except against any of the Parties or their respective successors and permitted assigns, as applicable.

18. No Admission of Liability. Nothing in this Release shall be deemed an admission of liability by any Party with respect to any of the Claims, interests or cause of actions released pursuant to this Release

[Signature page follows]

IN WITNESS WHEREOF, the Parties have duly executed this Release as of the date first above written.

COMPANY:

MEDMEN ENTERPRISES INC.
a company incorporated under the laws of the Province of British Columbia on behalf of itself and its subsidiaries

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Title:	Chief Financial Officer

OTHER COMPANY PARTIES:

MM CAN USA, INC.
a California Corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Title:	Chief Financial Officer

Desert Hot Springs Green Horizons, Inc.
a California corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

EBA Holdings, Inc.
an Arizona nonprofit corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

Future Transactions Holdings LLC
an Illinois limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

ICH California Holdings Ltd.
a California corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

Manlin DHS Development, LLC
a Nevada limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

MATTnJEREMY, INC.
a California corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MME EVANSTON RETAIL, LLC
an Illinois limited liability company

By:	MME IL Holdings, LLC,
Its Sole Member

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Title:	Chief Financial Officer

MME Florida, LLC
a Florida limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

MME GNTX, LLC
a California limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MM Enterprises USA, LLC
a Delaware limited liability company

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MME MORTON GROVE RETAIL, LLC an Illinois limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MME Pasadena Retail, Inc.
a California corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

MMNV2 Holdings I, LLC a Nevada limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MMOF Fremont, LLC
a Nevada limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MMOF Fremont Retail, Inc.
a Nevada corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

MMOF Vegas, LLC
a Nevada limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

MMOF Vegas Retail, Inc.
a Nevada corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

Omaha Management Services, LLC
an Arizona limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

PHARMACANN VIRGINIA, LLC
a Virginia limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

Rochambeau, Inc.
a California corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

Sure Felt LLC
a California limited liability company

By:	MM Enterprises USA, LLC,
Its Sole Member

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

The Source Santa Ana
a California corporation

By:	/s/ Reece Fulgham
Name:	Reece Fulgham
Its:	Chief Financial Officer

[Signature Page to Mutual Release]

SPE:

SERRUYA PRIVATE EQUITY, INC.

By:	/s/ Michael Serruya
	Name:	Michael Serruya
	Title:	A.S.O.

[Signature Page to Mutual Release]

GGP:

GOTHAM GREEN PARTNERS, LLC

By:	/s/ Jason Adler
	Name:	Jason Adler
	Title:	Managing Member

[Signature Page to Mutual Release]

NEW EQUITY INVESTORS AND UNSECURED NOTEHOLDERS:

FRUZER HOLDINGS LLC

By:	/s/ Aaron Serruya
	Name:	Aaron Serruya
	Title:	A.S.O.

INDULGE HOLDINGS LLC

By:	/s/ Simon Serruya
	Name:	Simon Serruya
	Title:	A.S.O.

S5 HOLDINGS LLC

By:	/s/ Michael Serruya
	Name:	Michael Serruya
	Title:	A.S.O.

JS18 Holdings LLC

By:	/s/ Jack Serruya
	Name:	Jack Serruya
	Title:	A.S.O.

[Signature Page to Mutual Release]

EXISTING HOLDERS:

GOTHAM GREEN FUND 1, L.P.			Pura Vida Master Fund, Ltd.
GOTHAM GREEN FUND 1 (Q), L.P.

By:	Gotham Green GP1, LLC,		By:	Pura Vida Investments, LLC,
	its general partner			its Investment Manager

By:	/s/ Jason Adler		By:	/s/ Efrem Kamen
	Name:	Jason Adler		Name:	Efrem Kamen
	Title:	Managing Member		Title:	Managing Member

GOTHAM GREEN FUND II, L.P. GOTHAM GREEN FUND II (Q), L.P.			Pura Vida pro special opportunity master fund, Ltd.

By:	Gotham Green GP II, LLC,		By:	Pura Vida Pro, LLC,
	its general partner			its Investment Manager

By:	/s/ Jason Adler		By:	/s/ Efrem Kamen
	Name:	Jason Adler		Name:	Efrem Kamen
	Title:	Managing Member		Title:	Managing Member

GOTHAM GREEN PARTNERS SPV IV, L.P.			GOTHAM GREEN PARTNERS SPV VI, L.P.

By:	Gotham Green Partners SPV IV GP,		By:	Gotham Green Partners SPV VI GP,
	LLC, its general partner			LLC, its general partner

By:	/s/ Jason Adler		By:	/s/ Jason Adler
	Name:	Jason Adler		Name:	Jason Adler
	Title:	Managing Member		Title:	Managing Member

PARALLAX MASTER FUND, L.P.

By:	Parallax Volatility Advisers, L.P., its attorney in fact/investment adviser

By:	/s/ William Bartlett
	Name:	William Bartlett
	Title:	Managing Member, Parallax Volatility Advisros LP

[Signature Page to Mutual Release]

RESIGNING COLLATERAL AGENT:

GOTHAM GREEN ADMIN 1, LLC

By:	/s/ Jason Adler
	Name:	Jason Adler
	Title:	Managing Member

[Signature Page to Mutual Release]